GUARANTY BUSINESS CREDIT CORPORATION                            PLEDGE AGREEMENT
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                                PLEDGE AGREEMENT
                       (SUPPLEMENT TO SECURITY AGREEMENT)

PLEDGOR:        SMALL WORLD KIDS, INC.

ADDRESS:        5711 BUCKINGHAM PARKWAY
                CULVER CITY, CALIFORNIA 90230

DATE:           DECEMBER 15, 2004


THIS PLEDGE AGREEMENT ("Pledge Agreement"), dated the above date, is entered into between the pledgor named above ("Pledgor"), whose address is set forth above, and PNC BANK, NATIONAL ASSOCIATION, with an address at 2 North Lake Avenue, Suite 440, Pasadena, California 91101, as agent ("Agent") for itself and the lenders (the "Lenders") under the Revolving Credit and Security Agreement among such Lenders, Agent and Small World Toys (the "Borrower"). This Pledge Agreement is executed as a supplement to the Security Agreement (the "Security Agreement") of substantially even date, between Pledgor and Agent.


      1. PLEDGE OF STOCK. Pledgor shall concurrently deliver to Agent the stock certificates and other securities evidencing the stock and securities listed on Exhibit A hereto, together with duly executed instruments of assignment thereof to Agent (which, together with all replacements and substitutions therefor are hereinafter referred to as the "Securities"). Pledgor hereby pledges to Agent and grants Agent for the benefit of the Agent and the Lenders a security interest in the Securities, and all rights and remedies relating to, or arising out of, any and all of the foregoing, and all proceeds thereof (collectively, the "Collateral") to secure the "Obligations" (as defined in the Security Agreement), including, but not limited to, those arising under the Continuing Guaranty by the Pledgor in favor of Agent (the "Guaranty") relating to Borrower. Any and all stock dividends, rights, warrants, options, puts, calls, conversion rights and other securities and any and all property and money distributed or delivered with respect to the Securities or issued upon the exercise of any puts, calls, conversion rights, options, warrants or other rights included in or pertaining to the Securities shall be included in the term "Securities" as used herein and shall be subject to this Pledge Agreement, and Pledgor shall deliver the same to Agent immediately upon receipt thereof together with any necessary instruments of transfer; provided, however, that until an Event of Default (as hereinafter defined) shall occur, but subject to any other agreements by Pledgor with or in favor of Agent, Pledgor may retain any dividends paid in cash or its equivalent, with respect to any stock included in the Securities and any interest paid with respect to any bonds, debentures or other evidences of indebtedness included in the Securities. Pledgor hereby acknowledges that the acceptance of the pledge of the Securities by Agent and Lenders shall not constitute a commitment of any kind by Agent and Lenders to permit Pledgor to incur Obligations or to make loans to Borrower.

      2. VOTING AND OTHER RIGHTS. Pledgor shall have the right to exercise all voting rights with respect to the Securities, provided no Event of Default (as hereinafter defined) has occurred. Upon the occurrence of any Event of Default, Agent shall have the right (but not any obligation) to exercise all voting rights with respect to the Securities. Provided no Event of Default has occurred, Pledgor shall have the right to exercise all puts, calls, straddles, conversion rights, options, warrants, and other rights and remedies with respect to the Securities, provided Pledgor obtains the prior written consent of Agent thereto. Agent shall have no responsibility or liability whatsoever for the exercise of, or failure to exercise, any puts, calls, straddles, conversion rights, options, warrants, rights to vote or consent, or other rights with respect to any of the Securities. If an Event of Default has occurred, Agent shall have the right from time to time to transfer all or any part of the Securities to Agent's own name or the name of its nominee.

      3. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Agent that Pledgor now has, and throughout the term of this Agreement will at all times have, good title to the Securities and the other Collateral, free and clear of any and all security interests, liens and claims of any kind whatsoever. Pledgor further represents and warrants that the Collateral represents 100% of the outstanding capital stock of the Borrower, except as set forth on Exhibit A hereto, and Pledgor shall cause the Collateral at all times to include 100% of the outstanding capital stock of the Borrower now outstanding or hereafter issued and 100% of all options and warrants to acquire stock of said issuer hereafter issued, except as set forth on Exhibit A hereto. Pledgor represents and warrants that there are no outstanding options or warrants to acquire stock of the Borrower.

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

GUARANTY BUSINESS CREDIT CORPORATION                            PLEDGE AGREEMENT
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      4. EVENTS OF DEFAULT.  If any one or more of the  following  events  shall occur, any such event shall constitute an Event of Default and Pledgor shall provide Agent with immediate notice thereof: (a) Any warranty or representation delivered to Agent or any Lender by Pledgor or any of Pledgor's officers, employees or agents in connection herewith, is incorrect, false, untrue or misleading in any material respect; or (b) Pledgor shall fail to promptly pay or perform when due part or all of any of its obligations under this Agreement, or
(c) any Event of Default shall occur under the Security Agreement.

      5. REMEDIES. Upon the occurrence of an Event of Default, and at any time thereafter, Agent shall have the right, without notice to or demand upon Pledgor, to exercise any one or more of the remedies provided for under the Security Agreement or that Agent has under law or equity. Without limitation upon the terms of the Security Agreement, Pledgor agrees that it shall conclusively be deemed commercially reasonable for Agent, in connection with any sale or disposition of the Securities, to impose restrictions and conditions as to the investment intent of a purchaser or bidder, the ability of a purchaser or bidder to bear the economic risk of an investment in the Securities, the knowledge and experience in business and financial matters of a purchaser or bidder, the access of a purchaser or bidder to information concerning the issuer of the Securities, as well as legend conditions and stop transfer instructions restricting subsequent transfer of the Securities, and any other restrictions or conditions which Agent believes to be necessary or advisable in order to comply with any state or federal securities or other laws. Pledgor acknowledges that the foregoing restrictions may result in fewer proceeds being received upon such sale then would otherwise be the case. Pledgor hereby agrees to provide to Agent any and all information required by Agent in connection with any sales of Securities by Agent hereunder. If, after the occurrence of any Event of Default, Rule 144 promulgated by the Securities and Exchange Commission (or any other similar rule) is available for use by Agent in connection with the sales of any Securities hereunder, Pledgor agrees not to utilize Rule 144 in the sale of any securities held by Pledgor of the same class as the Securities, without the prior written consent of Agent.

      6. REMEDIES, CUMULATIVE; NO WAIVER. The failure of Agent to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Agent by the Security Agreement, law or equity.

      7. TERM. This Agreement and Agent's rights hereunder shall continue in full force and effect until all of the Obligations have been fully paid, performed and discharged and the Security Agreement and all other present and future agreements between Borrower and Agent have terminated. Upon termination, Agent shall return the Collateral to Pledgor, with any necessary instruments of transfer.

      8. GENERAL PROVISIONS. This Agreement, the Guaranty, the Security Agreement and the documents referred to therein are the entire agreements between Pledgor and Agent with respect to the subject matter hereof, and all representations, warranties, agreements, heretofore made, with respect to the subject matter hereof, which are not set forth herein or therein, are superseded hereby. The terms hereof may not be waived or amended except in a writing executed by Pledgor and Agent. All rights hereunder shall inure to the benefit of and be enforceable by Agent and its successors and assigns and shall be binding upon Pledgor and its successors and assigns; provided that Pledgor may not transfer any of its rights hereunder without the prior written consent of Agent. Pledgor shall upon demand reimburse Agent for all costs, fees and expenses (including without limitation attorneys' fees, whether or not suit be brought), which are incurred by Agent in connection with, or arising out of, this Agreement, including, without limitation, from the enforcement of any of Agent's rights hereunder.

      9. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. AGENT AND PLEDGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN AGENT AND PLEDGOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF AGENT OR PLEDGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH AGENT OR PLEDGOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     PLEDGOR:

     SMALL WORLD KIDS, INC.

     BY
       ---------------------------------------------------
     NAME
         -------------------------------------------------
     TITLE
          ------------------------------------------------


     AGENT:

     PNC BANK, NATIONAL ASSOCIATION

     BY
       ---------------------------------------------------
     NAME
         -------------------------------------------------
     TITLE
          ------------------------------------------------


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

GUARANTY BUSINESS CREDIT CORPORATION                            PLEDGE AGREEMENT
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                                    EXHIBIT A

8,333 shares of Common Stock of Small World Toys

The Securities with respect to which Pledgor is providing Agent a first-priority security interest, and possession of the stock certificates, do not as of the date hereof constitute 100% of the outstanding capital stock of Borrower, because 1,667 shares of the Common Stock of Small World Toys (the "Prior Pledged Shares") have been pledged to Eddy Goldwasser to secure two Secured Promissory Notes payable to Eddy Goldwasser, both dated May 20, 2004, in the principal amounts of $500,000 and $1,000,000, respectively. Pledgor represents, warrants and covenants that Agent shall have a security interest in the Prior Pledged Shares, subject only to such security interest granted to Eddy Goldwasser, and Pledgor agrees that, immediately upon the payment of such notes, Pledgor shall provide the stock certificates evidencing the Prior Pledged Shares to Agent, together with duly executed instruments of assignment thereof.


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